Summary Prospectus    August 28, 2022

crossmarkglobal.com/stewardfunds

Steward Select Bond Fund

Class	/ Ticker	Class A	SEAKX	Class C	SEAAX	Class R6	SEABX	Institutional Class	SEACX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the Fund online at https://www.crossmarkglobal.com/stewardfunds/. You can also get this information at no cost by e-mailing a request to stewardfunds@crossmarkglobal.com, calling 1-888-845-6910 or asking your financial representative. The Prospectus and SAI, both dated August 28, 2022, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective: To provide high current income with capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

SHAREHOLDER FEES (Fees paid directly from your investment)

	Class A		Class C		Class R6	Institutional Class
Maximum sales charge (load) imposed on purchases	3.75%	[1]	None		None	None
Maximum deferred sales charge (CDSC) (as a percentage of redemption proceeds)	None		1.00%	[2]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None	None
Maximum account fee	None		None		None	None

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Institutional Class
Management Fees	0.32%	0.32%	0.32%	0.32%
Distribution (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[3]	0.35%	0.51%	0.40%	0.40%
Total Annual Fund Operating Expenses	0.92%	1.83%	0.72%	0.72%

[1]

Class A shares are subject to a front-end sales charge of 3.75%. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Class A shares in Steward Funds. More information about these and other discounts and waivers is available from your financial representative and in “Sales Charges” (p. 155) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in the Prospectus. Investments of $1 million or more may be eligible to buy Class A shares without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within 12 months of the original purchase date.

[2]

Class C shares are subject to a CDSC. If you redeem your shares within twelve months of purchase you will be assessed a 1.00% CDSC. Class C shares convert to Class A shares after eight years. If you purchase Class C shares through a broker-dealer or other financial intermediary (such as a bank), your intermediary may impose different conversion terms, including an earlier conversion. More information is available from your financial representative and in “Sales Charges” (p. 155) and “Sales Charge Waivers and Discounts Available Through Intermediaries” (Appendix A) in the Prospectus.

[3]	“Other Expenses” for Class R6 are based on estimated amounts for the current fiscal year.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 for the periods shown and then redeem all of your shares at the end of those periods (except Class C is also shown assuming you kept your shares);
•	Your investment has a 5% return each year; and
•	The Fund’s operating expenses (including the conversion of Class C shares to Class A shares after eight years) remain the same.

Summary Prospectus	August 28, 2022	Steward Funds

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$465	$656	$863	$1,458
Class C (With Redemption)	$285	$574	$988	$1,904
Class C (Without Redemption)	$185	$574	$988	$1,904
Class R6	$73	$229	$398	$889
Institutional Class	$73	$229	$398	$889

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in fixed-income securities, including, but not limited to, corporate bonds, mortgage-backed securities and government and agency bonds and notes, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Investing” below). The Fund’s investments may include U.S. dollar-denominated instruments issued in the U.S. by foreign banks and branches and foreign corporations. Other security types may include fixed-rate preferred stock and municipal bonds. Normally, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, either directly or through other investment companies, in these types of instruments. (Any such other investment company will also have a policy to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in such instruments.) The Fund will give shareholders at least 60 days’ prior notice of any change in this policy.

The Fund will not purchase a security if, as a result, more than 15% of the Fund’s net assets would be invested in securities that would be deemed to be illiquid. Illiquid securities are likely to consist primarily of debt securities and mortgages of colleges, schools and other nonprofit organizations. The Fund may invest up to 5% of its total assets in U.S. dollar-denominated debt securities of non-U.S. issuers and no more than 2% of its total assets in U.S. dollar-denominated debt securities of companies in emerging market countries. The Fund may also invest in other investment companies and real estate investment trusts.

The instruments in which the Fund invests may have fixed, variable or floating rates of interest, with small portions of its portfolio in cash or short-term money market instruments, including repurchase agreements. The Fund may purchase securities on a when-issued or forward commitment basis, meaning that the Fund agrees to purchase the securities for a fixed price at a future date beyond customary settlement time.

In an effort to achieve the Fund’s stated objective, portfolio management will:

•	Monitor economic, demographic and political indicators to identify short-term and long-term trends in interest rates.
•

Determine the appropriate maturity/duration range for the Fund relative to the market. The Fund has no specific maturity or duration targets and the Fund may purchase debt securities of any maturity. As of June 30, 2022, the Fund’s weighted average maturity was 7.4 years and the Fund’s duration was 5.4 years.

•	Provide diversification through investment in multiple industry and asset sectors, subject to the Fund’s values-based screening policies.
•

Invest only in securities rated investment grade (Baa3/BBB- or better) by Moody’s or Standard and Poor’s or those comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or determined to be of comparable quality (investment grade) by Crossmark at the time of purchase based on the security’s characteristics, the entity’s financial status, and any other available information.

The Fund will normally sell a security when it no longer represents a good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits within the strategy of the portfolio. The Fund may continue to hold a security that was rated investment grade at the time of purchase, but was subsequently downgraded to a below investment grade rating.

In order to construct the most appropriate portfolio to realize the Fund’s objective, portfolio management will seek to balance three primary portfolio characteristics: duration, yield curve structure and sector allocations.

When portfolio management believes that future U.S. interest rates will trend to higher levels (largely, but not entirely, due to an expected increase in general economic activity producing a change in Federal Reserve Bank policy), portfolio management typically will decrease the portfolio’s duration. When portfolio management believes that future U.S. interest rates will trend to lower levels (largely, but not entirely, due to an expected decrease in general economic activity producing a change in Federal Reserve Bank policy), portfolio management typically will increase the portfolio’s duration. Contributing to duration target decisions is a view of future inflationary price pressures which also determine Federal Reserve Bank policymaking expectations. Other factors such as liquidity, credit concerns, and relative yield levels may also direct how duration is created across sectors and may inhibit, or augment, how portfolio duration targets are selected.

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Yield curve decisions as to where investments should be concentrated begin with a bias toward intermediate maturities (i.e., two to 10 years) and, in most instances, the majority of the Fund’s investments will have intermediate maturities. Portfolio management typically will use allocations to very short maturities or very long maturities to implement the Fund’s duration positioning. When portfolio management believes the trend for nominal interest rates will be higher, shorter-term issues typically will be favored. When portfolio management believes the trend for nominal interest rates will be lower, longer-term issues typically will be favored.

Investments in U.S. Treasury issues, in lieu of agency and/or corporate issues, are generally determined by the demand for safety and liquidity of these investments. Corporate sectors may be underweighted when portfolio management believes that slowing economic activity will put increased stress on corporate balance sheets and produce potential credit downgrades or other credit events, resulting in widening credit yield spreads. Subject to the limits of the Fund’s concentration policy, which prevents the Fund from investing 25% or more of its assets in any one industry or group of industries, corporate sectors may be overweighted when portfolio management believes that increasing economic activity will improve corporate balance sheets and produce potential credit upgrades or other credit events inducing the tightening credit yield spreads.

When making investment decisions, portfolio management will also consider a company’s values-based characteristics (e.g., companies that through their activities, both externally and internally, support widely-held traditional values consistent with the values expressed in the values-based screens described below) as determined by portfolio management primarily based on data and rankings generated by third-party providers and supplemented with Crossmark’s own internal research on the values-based characteristics of certain companies. To the extent two or more securities eligible for inclusion in the Fund’s portfolio have similar economic characteristics, portfolio management will typically favor the securities that have better values-based characteristics.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Directors, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production, distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products. Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of securities of companies that are subsequently added to the list of prohibited companies, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its total assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means that a company derives 10% or more of its revenues from the screened activities. For purposes of the adult entertainment screen, companies directly involved in the production, distribution or retail of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the screened activities are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the value of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

• Bond Fund Investing Risk – Because the Fund prices its assets and determines its share value on each business day based on current market prices, a shareholder cannot avoid loss by holding a bond to maturity, as might be possible for an investor who invests in individual bonds rather than in Fund shares.

• Values-based Screening Policies Risk – The Fund’s values-based screening policies exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. If the Fund has invested in a company that is later discovered to be in violation of one or more screening criteria and liquidation of an investment in that company is required, selling the securities at issue could result in a loss to the Fund. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

Summary Prospectus	August 28, 2022	Steward Funds

• Fixed-Income Securities Risk – Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. The longer the duration of the security, the more sensitive the security is to this risk. If a note has a duration of one year, then a 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the Fund’s investments — and therefore its share price as well — to decline. Although interest rates in the U.S. remain at low levels, they have been rising and are expected to continue to increase in the near future. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the Fund. Increased redemptions from the Fund may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Recently, there have been signs of inflationary price movements. As such, fixed-income and related markets may experience heightened levels of interest rate volatility and liquidity risk. A sharp rise in interest rates could cause the value of the Fund’s investments to decline.

There is also a risk that fixed-income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

• Variable and Floating Rate Securities Risk – Although these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, their value may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Also, if general interest rates decline, the yield on these instruments will also decline.

• Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. The risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

• LIBOR Risk – The London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used U.S. Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. Although the transition process away from LIBOR has become increasingly well defined, there remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the final transition away from LIBOR.

• General Ratings Risk – Ratings may be unreliable, due to conflicts of interest between the rating agencies and the issuers, as well as the lag between an event requiring a rating downgrade and the actual rating downgrade.

• BBB-/Baa3 Securities Risk – Obligations rated BBB- by S&P or Baa3 by Moody’s, or rated comparable by another nationally recognized statistical ratings organization, or deemed of comparable quality by Crossmark, are considered to have speculative characteristics. If an issuer of fixed-income securities defaults on its obligations to pay interest and repay principal, or a bond’s credit rating is downgraded, the Fund could lose money.

• U.S. Government Securities Risk – The value of fixed-income securities issued or guaranteed by the U.S. government or a U.S. government agency or instrumentality will tend to fall as interest rates increase. Because instruments of U.S. government agencies and instrumentalities have various degrees of U.S. government backing, there can be no assurance that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it may not be obligated to do so by law. Thus, instruments issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

• National and International Government and Economic Policies Risk – Actions and statements of national and international government and economic policy institutions can have effects, which can be substantial, on interest rates and other factors affecting debt obligations, such as trading volume, in addition to broader economic effects. The risk may be elevated compared to historical market conditions because of recent inflationary price movements and the current interest rate environment.

• Risks of Instruments of Foreign Banks and Branches and Foreign Corporations, Including Yankee Bonds – Non-U.S. corporations, banks and branches issuing dollar-denominated instruments in the United States (i.e., Yankee Bonds) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks and branches, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks and branches, reserve requirements, loan limitations and examinations. This adds to the analytical complexity of these securities and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments and information about them may be harder to obtain.

• Foreign Government Securities Risk – Dollar-denominated instruments issued by foreign governments, foreign government agencies, foreign semi-governmental entities, or entities whose purpose is to restructure outstanding foreign government securities may not be supported as to payment of principal or interest by the particular foreign government. The issuers of these instruments are not necessarily subject to the same regulatory, accounting, auditing and recordkeeping standards as similar U.S. government or agency instruments would be, and information on such foreign instruments may be more difficult to obtain. Dollar-denominated instruments of foreign government or government-related entities may have similar

Summary Prospectus	August 28, 2022	Steward Funds

risks and may not be supported as to payment of principal and interest by the relevant government. Instruments issued by non-U.S. governments may involve risk of default and loss of principal and interest.

• Market Disruption and Geopolitical Risk – Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the value of the Fund and its investments. Such events include Russia’s recent military incursions in Ukraine, the pandemic of the novel coronavirus disease known as COVID-19, the withdrawal of the United Kingdom from the European Union (Brexit) and the ongoing trade disputes between the United States and China. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund and its investments. Given the increasing interdependence among global economies and markets, conditions in one country, market or region might adversely affect markets, issuers and/or foreign exchange rates in other countries, including the United States. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments held by the Fund.

Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursions and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.

The COVID-19 pandemic has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.

Market disruptions could cause the Fund to lose money, experience significant redemptions and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

• Repurchase Agreements Risk – Under a repurchase agreement, a bank or broker sells securities to the Fund and agrees to repurchase them at the Fund’s cost plus interest. If the value of such securities declines and the bank or broker defaults on its repurchase obligation, the Fund could incur a loss.

• Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

• Illiquid Investments Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the Fund’s returns because the Fund may be unable to sell the illiquid securities at an advantageous time or price. When the Fund owns mortgage-related illiquid securities, there is additional risk arising from the illiquidity of the underlying real estate collateral for such securities. Illiquid securities can also be difficult to value, so there can be no assurance that the Fund can sell the securities at the price at which it is valuing them in determining net asset value.

• Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

• Mortgage Risk – When the Fund purchases mortgages or mortgage-related securities, it is subject to certain additional risks. Declines in the value of property backing these securities will negatively affect the quality of these securities and could reduce the ability of the issuer to sell the property to satisfy its outstanding obligations. The value of the property can be negatively affected by a number of factors, including changes in the neighborhood, factors affecting the particular property or the real estate market generally and poor property maintenance. Rising interest rates tend to extend the duration of mortgages and mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility if it holds mortgages or mortgage-related securities. This is known as extension risk. In addition, mortgages and mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. Mortgage-related securities are also subject to the risk that the borrower may fail to make scheduled sinking fund payments or may default and that collateral for the mortgage may be inadequate or the terms of the mortgage may be revised. There may also be delays in receiving interest payments and in realizing collateral for these instruments. Finally, there is the potential risk that illiquidity in the market for mortgage-related securities may make it difficult for the Fund to dispose of these instruments or may seriously reduce their sale price.

Summary Prospectus	August 28, 2022	Steward Funds

• Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

• Values-based Investing Risk – When portfolio management considers values-based characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any values-based characteristics. Additionally, investors can differ in their views of what constitutes positive values-based characteristics. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor.

• Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to 25% of the Fund, the Fund may be limited in its ability to overweight with respect to that industry or industry group, due to the Fund’s fundamental policy not to concentrate in a particular industry or industry group.

• Share Ownership Concentration Risk – To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders. Significant shareholders of the Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the Fund’s liquidity, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the Fund’s performance. These transactions could also adversely impact the Fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the Fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the Fund’s assets, which may result in an increase in the Fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of a broad measure of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Calendar Year Total Returns bar chart shows performance of Institutional Class shares year by year for the last ten calendar years. Returns for other share classes will differ only to the extent that they have different expenses. Updated performance information is available on the Fund’s website at www.stewardfunds.com.

INSTITUTIONAL CLASS CALENDAR YEAR TOTAL RETURNS

Steward Select Bond Fund

Year-by-year total return as of 12/31 each year (%)

Institutional Class Shares

Best Quarter	Q2 2020	4.17%
Worst Quarter	Q1 2021	-2.90%
Year-To-Date Return	Q2 2022	-9.54%

The following table illustrates the impact of taxes on the Fund’s returns (Institutional Class is shown; after-tax returns for other share classes will differ). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on your own tax situation and may be different from those shown. This information does not apply if your Fund shares are held in a tax-advantaged account such as an individual retirement account or 401(k) plan.

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AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2021

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	-2.00%	2.36%	2.04%
Return After Taxes on Distributions	-2.56%	1.55%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares	-1.19%	1.46%	1.17%
Class A1
Return Before Taxes	-5.78%	1.28%	1.32%
Index
Bloomberg U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-1.75%	3.99%	3.13%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2021

	1 Year	Since Class Inception (12/14/17)
Class C
Return Before Taxes	-3.63%	-0.02%
Class R6
Return Before Taxes	-3.27%	0.25%
Index
Bloomberg U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-1.75%	3.92%

[1]	Performance information for Class A reflects a deduction of the current maximum sales charge of 3.75%. Prior to October 29, 2021, Class A was not subject to a sales charge.

Management

Crossmark is the Fund’s investment adviser. The Fund’s portfolio manager is Victoria Fernandez. Ms. Fernandez is Chief Market Strategist of Crossmark. She has served as portfolio manager of the Fund since 2014.

Minimum Investment and Eligibility Requirements

Class A and Class C – The minimum initial investment is $1,000 for regular accounts and for individual retirement accounts. The minimum initial investment is waived for continuous investment plans through which at least $50 is invested per transaction. There is no minimum for subsequent purchases.

Class R6 – There is no minimum investment. Class R6 shares are sold only through authorized dealers that have an omnibus account in place; they are not available for purchase directly through the Fund’s distributor.

Institutional Class – The minimum initial investment is $100,000, except that for Charitable Trusts or Grantor Trusts for which a charitable organization serves as trustee, the minimum initial investment is $25,000. The minimum subsequent investment is $1,000.

The minimum investment requirements may be waived in the case of investments through authorized dealers that have an omnibus account in place and in certain other instances as determined by Crossmark Distributors in its discretion. The Independent Directors of the Steward Funds may invest in Institutional Class shares without regard to the stated minimum investment requirements.

Sale of Fund Shares

Fund shares may be redeemed on any business day through authorized dealers, or by writing the Fund’s Transfer Agent at Steward Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. Redemptions in the amount of at least $1,000 may be wired. You may also arrange for periodic withdrawals of at least $50 if you have invested at least $5,000 in the Fund.

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Financial Intermediaries (Not Applicable to Class R6)

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	August 28, 2022	Steward Funds